UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Public Accountants.

On June 17, 2009 we dismissed Grant Thornton, LLP (“Grant Thornton”), as the Company’s independent registered public accounting firm. The dismissal was approved by the Audit Committee of our Board of Directors.

The audit reports of Grant Thornton on our financial statements for fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2007 to the date of this Report, there have been no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the period from January 1, 2007 to the date of this Report, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Grant Thornton with a copy of this disclosure and requested Grant Thornton to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements that we have made in this Report regarding Grant Thornton. A copy of Grant Thornton’s letter is attached to this Report as Exhibit 16.1.

(b) Engagement of New Independent Public Accountants.

On June 17, 2009, we engaged Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) to serve as the Company’s independent registered public accounting firm for the remainder of fiscal 2009 and to conduct the audit of our annual consolidated financial statements for the fiscal year ending December 31, 2009. Squar Milner’s engagement was approved by our Audit Committee, which had obtained audit services proposals from a number of independent public accounting firms, including Squar Milner and Grant Thornton.

During the period from January 1, 2007 to the date of this Report, neither the Company, nor anyone acting on its behalf, consulted with Squar Milner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S–K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed with this Form 8–K:

16.1	Letter dated June 19, 2009 from Grant Thornton LLP to the Securities and Exchange Commission as to the statements regarding Grant Thornton included in this Current Report on Form 8–K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: June 22, 2009	By:	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter dated June 19, 2009, from Grant Thornton LLP to the Securities and Exchange Commission regarding change in certifying accountant of the Company

E-1